UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2005

                           Omnimed International, Inc.
             (Exact name of registrant as specified in its charter)



            Nevada                 033-25126 D               85-0368333
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
       of Incorporation)            Number)           Identification Number)

                      2 Ridgedale Avenue, Suite 217, Cedar
                     Knolls, NJ 07927 (Address of principal
                          executive offices) (zip code)

                                 (973) 993-8001
                         (Registrant's telephone number,
                              including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

     Effective November 21, 2005 the Registrant changed its name from Bio-Solutions International, Inc. to Omnimed International, Inc. In addition, effective November 23, 2005, the Registrant's quotation symbol on the OTC Bulletin Board is expected to change from BSOU.OB to OMDI.OB.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit
Number              Description
--------------------------------------------------------------------------------
3.1                 Articles of Merger changing the Registrant's name to Omnimed
                    International, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Omnimed International, Inc.


Dated: November 22, 2005                     By: /s/ Milton Hauser
                                             ---------------------
                                    Name:    Milton Hauser
                                    Title:   President, Chief Executive Officer,
                                             Acting Chief Financial Officer